UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2016

EAST DUBUQUE NITROGEN PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35334	45-2714747
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2277 Plaza Drive, Suite 500

Sugar Land, Texas 77479

(Address of principal executive office) (Zip Code)

(281) 207-3200

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On April 1, 2016, East Dubuque Nitrogen Partners, L.P. (formerly known as Rentech Nitrogen Partners, L.P.), a Delaware limited partnership (the “Partnership”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated as of August 9, 2015 (the “Merger Agreement”), by and among the Partnership, CVR Partners, LP, a Delaware limited partnership (“CVR Partners”), Lux Merger Sub 1 LLC, a Delaware limited liability company and wholly owned subsidiary of CVR Partners (“Merger Sub 1”), Lux Merger Sub 2 LLC, a Delaware limited liability company and wholly owned subsidiary of CVR Partners (“Merger Sub 2”), and East Dubuque Nitrogen GP, LLC (formerly known as Rentech Nitrogen GP, LLC), a Delaware limited liability company and the general partner of the Partnership (the “Partnership GP”). Pursuant to the terms and conditions set forth in the Merger Agreement, (i) Merger Sub 1 merged with and into the Partnership GP, with the Partnership GP continuing as the surviving entity as a wholly owned subsidiary of CVR Partners, and (ii) Merger Sub 2 merged with and into the Partnership, with the Partnership continuing as the surviving entity as a subsidiary of CVR Partners (collectively, the “Merger”).

Item 1.02 Termination of Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated herein by reference.

On April 1, 2016, in connection with the completion of the Merger, the Partnership repaid all amounts outstanding under the Credit Agreement dated as of July 22, 2014, as amended, among the Partnership, Rentech Nitrogen Finance Corporation, Rentech Nitrogen, LLC, the lenders signatory thereto, and Wells Fargo Bank, National Association, as successor-in-interest by assignment from General Electric Company, as administrative agent (collectively, the “Credit Agreement”). Effective upon such repayment, the Credit Agreement and all related loan documents and security interests were terminated and released.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding common unit representing a limited partner interest in the Partnership (each, a “Partnership Common Unit”), other than certain Partnership Common Units held by affiliates of CVR Partners, was converted into the right to receive (1) 1.04 common units representing limited partner interests in CVR Partners and (2) $2.57 in cash, without interest (collectively, the “Merger Consideration”). Phantom units granted and outstanding under the Partnership’s equity plans and held by employees who will continue in the employment of a CVR Partners-affiliated entity were cancelled and replaced with new incentive awards granted by CVR Partners of substantially equivalent value and on similar terms. Each phantom unit granted and outstanding and held by (x) employees who will not continue in employment of a CVR Partners-affiliated entity or (y) directors of the Partnership GP vested in full and were converted into the right to receive the Merger Consideration. Pursuant to the Merger Agreement, the Partnership Common Units held of record by an affiliate of CVR Partners and specified in writing by CVR Partners remained outstanding as Partnership Common Units following the Effective Time (such units, “Parent Affiliate Units”).

The summary of the Merger Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2015 and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, the Partnership notified the New York Stock Exchange (the “NYSE”) on April 1, 2016 that trading in the Partnership Common Units should be suspended and the listing of such Partnership Common Units on the NYSE should be removed. The trading of the Partnership Common Units on the NYSE was suspended before the opening of trading on April 1, 2016. The Partnership also requested that the NYSE file with the SEC an application on Form 25 to delist and deregister the Partnership Common Units under Section 12(b) of the Securities Exchange Act of 1934. The NYSE filed the Form 25 with the SEC on April 1, 2016.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.01 is incorporated herein by reference.

As of the Effective Time, holders of Partnership Common Units immediately prior to the Effective Time (other than the holders of the Parent Affiliate Units) ceased to have any rights as unitholders of the Partnership (other than the right to receive the Merger Consideration or as otherwise provided by the Merger Agreement or by law).

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01 and 3.03 above and Item 5.02 below is incorporated herein by reference.

A change of control of the Partnership occurred on April 1, 2016 upon the filing of the certificates of merger with the Secretary of State of the State of Delaware, at which time (i) Merger Sub 1 merged with and into the Partnership GP, with the Partnership GP continuing to exist as a Delaware limited liability company, and (ii) Merger Sub 2 merged with and into the Partnership, with the Partnership continuing to exist as a Delaware limited partnership.

At the Effective Time, (i) CVR Partners was admitted as the sole limited partner of the Partnership (other than the holders of the Parent Affiliate Units) and the sole member of the Partnership GP, and (ii) the Partnership GP continued as the sole general partner of the Partnership. Control of the Partnership was assumed from Rentech, Inc., a Colorado corporation, which prior to the Effective Time, beneficially owned 59.6% of the Partnership Common Units and the Partnership GP.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

At the Effective Time, each member of the Board resigned from the Board. These directors are: Michael S. Burke, John H. Diesch, James F. Dietz, Keith B. Forman and Michael F. Ray. These resignations were not a result of any disagreements between the Partnership GP and the directors on any matter relating to the Partnership GP’s operations, policies or practices.

On April 1, 2016, following the Effective Time, Jack Lipinski, 65, Mark A. Pytosh, 51 and Susan M. Ball, 52 were elected to the Board.

At the Effective Time, each officer of the Partnership GP resigned and ceased to be an officer of the Partnership GP. These officers are Keith B. Forman, Chief Executive Officer; Jeffrey R. Spain, Chief Financial Officer and Senior Vice President; John H. Diesch, President; Wilfred R. Bahl, Jr., Senior Vice President of Finance and Administration; Marc E. Wallis, Senior Vice President of Sales and Marketing; and Colin M. Morris, Senior Vice President, General Counsel and Secretary.

On April 1, 2016, following the Effective Time, Mr. Pytosh was appointed Chief Executive Officer and President of the Partnership GP, and Ms. Ball was appointed Chief Financial Officer and Treasurer of the Partnership GP.

Mark A. Pytosh has served as Chief Executive Officer and President of CVR GP, LLC (“CVR GP”), the general partner of CVR Partners since May 2014, and has served as a director of CVR GP since June 2011. Prior to joining CVR Partners, Mr. Pytosh served as Executive Vice President and Chief Financial Officer for Alberta, Canada-based Tervita Corporation, an environmental and energy services company. From 2006 to 2010, he served as Senior Vice President and Chief Financial Officer for Covanta Energy Corporation, which owns and operates energy-from-waste power facilities, biomass power facilities and independent power plants in the United States, Europe and Asia. Prior to Covanta, Mr. Pytosh served as Executive Vice President from 2004 to 2006, and Chief Financial Officer from 2005 to 2006, for Waste Services, Inc., an integrated solid waste services company that operates in the United States and Canada. Prior to joining the renewable energy and waste industries, Mr. Pytosh spent 18 years in the investment banking industry, working with a broad range of clients in the environmental services, automotive, construction equipment and a variety of other industrial sectors. From 2000 to 2004, he was a Managing Director in investment banking at Lehman Brothers, where he led the firm’s global industrial group. Prior to joining Lehman Brothers, he was a Managing Director at Donaldson, Lufkin & Jenrette, where he led the firm’s environmental services and automotive industry groups. Mr. Pytosh received a Bachelor of Science in Chemistry from the University of Illinois, Urbana-Champaign. He also serves on the Board of Directors for the University of Illinois Foundation.

Susan M. Ball has served as Chief Financial Officer and Treasurer of CVR GP and CVR Energy, Inc. (“CVR Energy”) since August 2012. She previously served as Vice President, Chief Accounting Officer and Assistant Treasurer of CVR Energy and CVR GP since October 2007 and as Vice President, Chief Accounting Officer and Assistant Treasurer for Coffeyville Resources, LLC since May 2006. In addition, Ms. Ball has also served as the Chief Financial Officer and Treasurer of the general partner of CVR Refining, LP since its inception in September 2012. Ms. Ball has more than 30 years of experience in the accounting industry, with more than 12 years serving clients in the public accounting industry. Prior to joining CVR Energy, she served as a Tax Managing Director with KPMG LLP, where she was responsible for all aspects of federal and state income tax compliance and tax consulting, which included a significant amount of mergers and acquisition work on behalf of her clients. Ms. Ball received a Bachelor of Science in Business Administration from Missouri Western State University and is a Certified Public Accountant.

John J. Lipinski has served as chairman of the board of CVR GP since November 2010 and Executive Chairman since June 2011. He has been a director of CVR GP since October 2007, and was Chief Executive Officer and President from October 2007 to June 2011 and from January 2014 to May 2014. In addition, he has served as CVR Energy’s Chief Executive Officer and President and as a member of the board of directors since September 2006, and previously served as the chairman of its board of directors from April 2009 until May 2012. In addition, Mr. Lipinski has served as the Chief Executive Officer, President and director of CVR Refining, LP’s general partner since its inception in September 2012. Mr. Lipinski has over 40 years of experience in the petroleum refining and nitrogen fertilizer industries. He began his career with Texaco Inc. In 1985, Mr. Lipinski joined The Coastal Corporation, eventually serving as Vice President of Refining with overall responsibility for Coastal Corporation’s refining and petrochemical operations. Upon the merger of Coastal with El Paso Corporation in 2001, Mr. Lipinski was promoted to Executive Vice President of Refining and Chemicals, where he was responsible for all refining, petrochemical, nitrogen-based chemical processing and lubricant operations, as well as the corporate engineering and construction group. Mr. Lipinski left El Paso in 2002 and became an independent management consultant. In 2004, he became a managing director and partner of Prudentia Energy, an advisory and management firm. Mr. Lipinski currently serves on the board of directors of Chesapeake Energy Corporation, an oil and gas exploration and production company. Mr. Lipinski graduated from Stevens Institute of Technology with a bachelor’s degree in Engineering (Chemical) and received a Juris Doctor from Rutgers University School of Law.

Other than as set forth above, the Partnership is not aware of any arrangements or understandings between Messrs. Pytosh and Lipinski and Ms. Ball, on the one hand, and any other person, on the other hand, pursuant to which they were selected to their new positions with the Partnership GP. Other than as set forth above, the Partnership is not aware of any transaction in which Messrs. Pytosh and Lipinski and Ms. Ball has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 is incorporated herein by reference.

On April 1, 2016, following the Effective Time, the Partnership filed with the Secretary of State of the State of Delaware an amendment to its certificate of limited partnership (the “Amendment to the Certificate of Limited Partnership”), changing the name of the Partnership to “East Dubuque Nitrogen Partners, L.P.” A copy of the Amendment to the Certificate of Limited Partnership is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

As previously reported on a Current Report on Form 8-K filed with the SEC on March 18, 2016, on March 14, 2016, the Partnership and Rentech Nitrogen Pasadena Holdings, LLC (“Pasadena Holdings”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Pasadena Commodities International, LLC (the “Buyer”) and Rentech, Inc., solely in its capacity as seller representative (the “Seller Representative”). On the same date, the closing under the Purchase Agreement occurred and Buyer purchased 100% of the issued and outstanding membership interests of Pasadena Holdings from the Partnership (the “Pasadena Sale”). Under the Purchase Agreement, the Seller Representative (on behalf of the Partnership) is entitled to receive certain post-closing payments.

Pursuant to a Purchase Price Adjustment Rights Agreement (the “Rights Agreement”) between the Seller Representative and American Stock Transfer & Trust Company LLC, as rights agent (the “Rights Agent”), dated April 1, 2016, the Board approved the issuance of one purchase price adjustment right (“PPAR”) for each: (i) Partnership Common Unit held by each holder of record of Partnership Common Units as of immediately prior to the effective time of the Merger and (ii) phantom unit outstanding under the Partnership’s 2011 Long-Term Incentive Plan (the “LTIP”) as of immediately prior to the effective time of the Merger that contains an effective DER (as defined in the LTIP), to be issued to the applicable holder of such phantom unit. Pursuant to the Rights Agreement, each holder of a PPAR will be entitled to receive a pro rata share of certain payments by Buyer to the Seller Representative under the Purchase Agreement. The Seller Representative will arrange for distribution to the former holders of Partnership Common Units or phantom units in accordance with the Purchase Agreement and the Rights Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendment to the Certificate of Limited Partnership of Rentech Nitrogen Partners, L.P., dated April 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 7, 2016

East Dubuque Nitrogen Partners, L.P.

By:	East Dubuque Nitrogen GP, LLC, its general partner

By:	/s/ Susan M. Ball
Susan M. Ball
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amendment to the Certificate of Limited Partnership of Rentech Nitrogen Partners, L.P., dated April 1, 2016